UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2008

GLOBAL DIVERSIFIED INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-8323	95-4741485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

 1200 Airport Drive,
Chowchilla, CA  93610
 (Address of principal executive offices)

______________________________________
(Former name and address )

(559) 665-5800
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  On May 8, 2008, our board of directors approved a 1-for-20 reverse stock split (the “Reverse Split”) of our common stock, par value $0.001 per share (the “Common Stock”). The Reverse Split was duly approved by a majority of our stockholders on May 8, 2008.  The Reverse Split will become effective on May 21, 2008.

On May 21, 2008, our new symbol will be GDIV.OB.  The Cusip number for the post reverse split stock is 37942D203.

Pursuant to the Reverse Split, every twenty (20) shares of our issued and outstanding Common Stock as presently classified will be reclassified and combined into one (1) whole post-split share of the Registrant’s Common Stock. No fractional shares of the Registrant’s Common Stock will be issued in connection with the Reverse Split. Stockholders who are entitled to a fractional post-split share will receive in lieu thereof, the fair market value of any fractional share that might otherwise be issued, which shall be the last trading price of the  common stock as reported on the OTC Bulleting Board on May 21, 2008.

As of May 21, 2008, each stockholder’s percentage ownership interest in us and proportional voting power will remain virtually unchanged except for minor changes that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of our Common Stock will be substantially unaffected by the Reverse Split. All issued and outstanding options, warrants, and convertible securities will be appropriately adjusted for the Reverse Split.

In connection with the Reverse Split there is no requirement that stockholders obtain new or replacement stock certificates. The presently issued certificates shall be deemed for all purposes to represent the number of post-split shares that result from the Reverse Split. Each stockholder of record of shares of our Common Stock outstanding immediately prior to the Reverse Split may, but shall not be required to, contact our Transfer Agent to exchange the certificates originally representing such stockholder’s shares of pre-split Common Stock for new certificates representing the number of whole shares of post-split Common Stock into which the shares have been converted. There may be a fee for such new certificates. Otherwise, new certificates shall be issued upon any transfer of shares of Common Stock after the Reverse Split. The contact information for our transfer agent is:

Fidelity Transfer Company
8915 South 700 East, Ste. 102
Sandy, UT  84070
Phone #801/562-1300
Fax #801/233-0589
Email:  heidi@fidelitytransfer.com
www.fidelitytransfer.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Diversified Industries, Inc.

Date: May 20, 2008	By:	/s/ Philip O. Hamilton
Philip O. Hamilton
President